UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 27, 2000



                                  ENTRADE INC.
             (Exact name of registrant as specified in its charter)



          Pennsylvania               1-15303                  52-2153008
(State or other jurisdiction       (Commission               (IRS Employer
        of incorporation)          File Number)           Identification No.)



                 500 Central Avenue, Northfield, Illinois 60093
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (847) 441-6650



                                 Not applicable
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

         On March 27, 2000, Entrade Inc. ("Entrade") issued 30,000 shares of Series A Convertible Preferred Stock, par value $1,000 per share, and related Warrants in a private placement to institutional investors. Entrade estimates the net proceeds of the offering, after expenses, to be approximately $28,575,000. The Series A Convertible Preferred stock is subject to the terms and conditions of the Statement with Respect to Shares attached hereto as
Exhibit 3.1. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1. Pursuant to a Registration Rights Agreement attached hereto as Exhibit 10.1, Entrade has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Entrade common stock, no par value, issuable pursuant to the terms of the Series A Preferred Stock and the related Warrants. The terms of the private placement are more fully set forth in the Securities Purchase Agreement attached hereto as Exhibit 10.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not Applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         Exhibit No.                     Exhibit Description

         3.1 Statement with Respect to Shares of Series A Convertible Preferred Stock of Entrade Inc. as filed with the Secretary of Commonwealth of the Commonwealth of Pennsylvania on March 24, 2000.

         4.1               Form of Warrant to Purchase  Common  Stock of Entrade
                           Inc.  dated  March  24,  2000,   issued  to  certain
                           investors.

         10.1 Registration Rights Agreement, dated as of March 24, 2000, among Entrade Inc. and the investors named therein.

         10.2 Securities Purchase Agreement, dated as of March 24, 2000, among Entrade Inc. and the investors listed on the Schedule of Buyers attached thereto.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENTRADE INC.



                                           By: /s/Mark F. Santacrose
                                               --------------------------------
                                                  Mark F. Santacrose, President
                                                  and Chief Executive Officer

Date: March 29, 2000

                                  EXHIBIT INDEX


         Exhibit No.                                 Exhibit Description

         3.1 Statement with Respect to Shares of Series A Convertible Preferred Stock of Entrade Inc. as filed with the Secretary of Commonwealth of the Commonwealth of Pennsylvania on March 24, 2000.

         4.1               Form of Warrant to Purchase  Common  Stock of Entrade
                           Inc.  dated  March  24,  2000,   issued  to  certain
                           investors.

         10.1 Registration Rights Agreement, dated as of March 24, 2000, among Entrade Inc. and the investors named therein.

         10.2 Securities Purchase Agreement, dated as of March 24, 2000, among Entrade Inc. and the investors listed on the Schedule of Buyers attached thereto.